Exhibit 10.1

Amendment to Subscription Agreement

This Amendment dated September 26, 2011 pertains to and amends the Subscription Agreement dated June 14, 2011 as amended by the Addendum to Subscription Agreement dated June 20, 2011 (as amended, the “Agreement”) by and among Globalstar, Inc., a Delaware corporation (the “Company”), the domestic subsidiaries of the Company parties thereto (the “Guarantors”), and the Investors party to the Agreement (individually, an “Investor,” and collectively, the “Investors”).

1.           Amendment.  In the event of any express conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

2.           Right to Purchase Additional Securities.  The third paragraph of Section 2.1(c) of the Agreement shall be deleted and replaced with the following:  Each Investor shall have the right, but not the obligation, to purchase anytime prior to October 17, 2011 (on one or more occasions), additional Notes (and a corresponding number of Warrants) in a principal amount up to the aggregate limit set forth under the caption “Option for Additional Purchase of Notes and Warrants” on the Schedule of Investors hereto or on the applicable Addendum.  If StarkSat, Inc. does not purchase its portion, Thermo Funding Company LLC may purchase the Remaining Notes (and a corresponding number of Warrants) allocated to StarkSat, Inc. in the Agreement.  If Thermo Funding Company LLC does not purchase all of then Remaining Notes (and a corresponding number of Warrants) allocated to Thermo Funding Company LLC in the Agreement, StarkSat, Inc. and the Investors executing the Addendum may purchase any such Remaining Notes (and a corresponding number of Warrants) on a pro rata basis.

3.           Representations and Warranties of the Company.  The Company confirms that neither it nor any other Person acting on its behalf has provided the Investors executing this Amendment or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information.  The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

COMPANY:	GUARANTORS:

GLOBALSTAR, INC.	GLOBALSTAR LEASING LLC

By:	By:
Name:	Name:
Title:	Title:

GLOBALSTAR C LLC

By:
Name:
Title:

GLOBALSTAR SECURITY SERVICES LLC

By:
Name:
Title:

GSSI, LLC

By:
Name:
Title:

ATSS CANADA, INC.

By:
Name:
Title:

GLOBALSTAR USA, LLC

By:
Name:
Title:

SPOT LLC

By:
Name:
Title:

GLOBALSTAR BRAZIL HOLDINGS, L.P.

By:
Name:
Title:

GLOBALSTAR LICENSEE LLC

By:
Name:
Title:

GCL LICENSEE LLC

By:
Name:
Title:

GUSA LICENSEE LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

THERMO FUNDING COMPANY LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

STARKSAT, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

CAPITAL VENTURES INTERNATIONAL

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX SPECIAL OPPORTUNITIES FUND LP, SERIES B

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

PANDORA SELECT PARTNERS, L.P.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS, L.P.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX MULTI STRATEGY PARTNERS, L.P.

By:
Name:
Title:

Amendment to Subscription Agreement

This Amendment dated October 17, 2011 pertains to and amends the Subscription Agreement dated June 14, 2011 as amended by the Addendum to Subscription Agreement dated June 20, 2011 and further amended by the Amendment dated September 13, 2011 (as amended, the “Agreement”) by and among Globalstar, Inc., a Delaware corporation (the “Company”), the domestic subsidiaries of the Company parties thereto (the “Guarantors”), and the Investors party to the Agreement (individually, an “Investor,” and collectively, the “Investors”).

1.           Amendment.  In the event of any express conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

2.           Right to Purchase Additional Securities.  The third paragraph of Section 2.1(c) of the Agreement shall be deleted and replaced with the following:  Each Investor shall have the right, but not the obligation, to purchase anytime prior to November 17, 2011 (on one or more occasions), additional Notes (and a corresponding number of Warrants) in a principal amount up to the aggregate limit set forth under the caption “Option for Additional Purchase of Notes and Warrants” on the Schedule of Investors hereto or on the applicable Addendum.  If StarkSat, Inc. does not purchase its portion, Thermo Funding Company LLC may purchase the Remaining Notes (and a corresponding number of Warrants) allocated to StarkSat, Inc. in the Agreement.  If Thermo Funding Company LLC does not purchase all of the then Remaining Notes (and a corresponding number of Warrants) allocated to Thermo Funding Company LLC in the Agreement, StarkSat, Inc. and the Investors executing the Addendum may purchase any such Remaining Notes (and a corresponding number of Warrants) on a pro rata basis.

3.           Representations and Warranties of the Company.  The Company confirms that neither it nor any other Person acting on its behalf has provided the Investors executing this Amendment or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information.  The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

COMPANY:	GUARANTORS:

GLOBALSTAR, INC.	GLOBALSTAR LEASING LLC

By:	By:
Name:	Name:
Title:	Title:

GLOBALSTAR C LLC

By:
Name:
Title:

GLOBALSTAR SECURITY SERVICES LLC

By:
Name:
Title:

GSSI, LLC

By:
Name:
Title:

ATSS CANADA, INC.

By:
Name:
Title:

GLOBALSTAR USA, LLC

By:
Name:
Title:

SPOT LLC

By:
Name:
Title:

GLOBALSTAR BRAZIL HOLDINGS, L.P.

By:
Name:
Title:

GLOBALSTAR LICENSEE LLC

By:
Name:
Title:

GCL LICENSEE LLC

By:
Name:
Title:

GUSA LICENSEE LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

THERMO FUNDING COMPANY LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

STARKSAT, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

CAPITAL VENTURES INTERNATIONAL

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX SPECIAL OPPORTUNITIES FUND LP, SERIES B

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

PANDORA SELECT PARTNERS, L.P.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS, L.P.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX MULTI STRATEGY PARTNERS, L.P.

By:
Name:
Title: